Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference to the Registration Statement on Form S-4/A of Stratabase of our Auditors' Report included in the Stratabase Form 10-KSB/A for the fiscal year ended December 31, 2002.

We hereby further consent to the reference to our firm under the caption "Experts" in the Registration Statement.





/s/ Moss Adams
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February 18, 2004